AB Sustainable US Thematic Portfolio

Portfolio of Investments

September 30, 2025 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS - 94.7%
Information Technology - 43.3%
Electronic Equipment, Instruments & Components - 9.4%
Flex Ltd.(a)	19,375	$1,123,169
TE Connectivity PLC	5,070	1,113,017
Zebra Technologies Corp. - Class A(a)	3,218	956,261

		3,192,447

Semiconductors & Semiconductor Equipment - 17.1%
Broadcom, Inc.	5,027	1,658,458
Monolithic Power Systems, Inc.	805	741,115
NVIDIA Corp.	10,084	1,881,473
NXP Semiconductors NV	2,495	568,186
Taiwan Semiconductor Manufacturing Co., Ltd. (Sponsored ADR)	3,315	925,846

		5,775,078

Software - 12.3%
Cadence Design Systems, Inc.(a)	1,244	436,967
Microsoft Corp.	3,150	1,631,542
Palo Alto Networks, Inc.(a)	2,838	577,874
Salesforce, Inc.	3,261	772,857
ServiceNow, Inc.(a)	800	736,224

		4,155,464

Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	6,033	1,536,183

		14,659,172

Health Care - 15.5%
Biotechnology - 3.2%
AbbVie, Inc.	4,621	1,069,946

Health Care Equipment & Supplies - 9.3%
Alcon AG	6,460	481,334
Becton Dickinson & Co.	1,934	361,987
GE HealthCare Technologies, Inc.	8,110	609,061
Hologic, Inc.(a)	5,796	391,172
Medtronic PLC	8,958	853,160
Stryker Corp.	1,255	463,936

		3,160,650

Life Sciences Tools & Services - 1.1%
Danaher Corp.	1,883	373,324

Pharmaceuticals - 1.9%
Johnson & Johnson	3,402	630,799

		5,234,719

Industrials - 13.3%
Commercial Services & Supplies - 5.0%
Tetra Tech, Inc.	21,122	705,053
Veralto Corp.	9,097	969,831

		1,674,884

Construction & Engineering - 3.0%
AECOM	7,881	1,028,234

Electrical Equipment - 5.3%
Emerson Electric Co.	5,185	680,168
Rockwell Automation, Inc.	3,204	1,119,894

		1,800,062

		4,503,180

Financials - 11.1%
Capital Markets - 6.6%
Intercontinental Exchange, Inc.	5,531	931,863
Jefferies Financial Group, Inc.	12,555	821,348
LPL Financial Holdings, Inc.	1,441	479,406

		2,232,617

Company	Shares	U.S. $ Value

Financial Services - 3.1%
Visa, Inc. - Class A	3,131	$1,068,861

Insurance - 1.4%
Aflac, Inc.	4,192	468,247

		3,769,725

Consumer Discretionary - 2.8%
Automobile Components - 2.8%
Aptiv PLC(a)	10,902	939,970

Utilities - 2.7%
Electric Utilities - 2.7%
NextEra Energy, Inc.	11,874	896,368

Communication Services - 2.5%
Entertainment - 2.5%
Spotify Technology SA(a)	1,223	853,654

Energy - 2.5%
Oil, Gas & Consumable Fuels - 2.5%
Cameco Corp.	9,975	836,504

Consumer Staples - 1.0%
Beverages - 1.0%
Primo Brands Corp.	15,848	350,241

Total Common Stocks (cost $20,062,964)		32,043,533

SHORT-TERM INVESTMENTS - 5.5%
Investment Companies - 5.5%
AB Fixed Income Shares, Inc. - Government Money Market Portfolio - Class AB, 3.97%(b) (c) (d) (cost $1,870,318)	1,870,318	1,870,318

Total Investments - 100.2% (cost $21,933,282)(e)		33,913,851
Other assets less liabilities - (0.2)%		(60,829)

Net Assets - 100.0%		$33,853,022

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day yield as of period end.
(c)

To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(d)	Affiliated investments.
(e)

As of September 30, 2025, the cost basis of investment securities owned was substantially identical for both book and tax purposes. Gross unrealized appreciation of investments was $12,380,739 and gross unrealized depreciation of investments was $(400,170), resulting in net unrealized appreciation of $11,980,569.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market.

Glossary:

ADR - American Depositary Receipt

AB Sustainable US Thematic Portfolio

September 30, 2025 (unaudited)

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of September 30, 2025:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks^	$32,043,533	$-0-	$-0-	$32,043,533
Short-Term Investments:
Investment Companies	1,870,318	-0-	-0-	1,870,318

Total Investments in Securities	33,913,851	-0-	-0-	33,913,851
Other Financial Instruments*	-0-	-0-	-0-	-0-

Total	$33,913,851	$-0-	$-0-	$33,913,851

^	See Portfolio of Investments for sector classifications.
*

Other financial instruments include derivative instruments, such as futures, forwards and swaps. Derivative instruments are valued at the unrealized appreciation (depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, written options and written swaptions which are valued at market value.

A summary of the Fund’s transactions in AB mutual funds for the three months ended September 30, 2025 is as follows:

Fund	Market Value 6/30/25 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 9/30/25 (000)	Dividend Income (000)
AB Government Money Market Portfolio	$1,734	$9,170	$9,034	$1,870	$18

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